	STATEMENT TO CERTIFICATEHOLDERS

	Household Home Equity Loan Trust 2001-1
	Distribution Number	45
	Beginning Date of Collection Period	01-Jan-05
	End Date of Collection Period	31-Jan-05
	Distribution Date	22-Feb-05
	Previous Distribution Date	20-Jan-05

	Funds Disbursement
	Available Funds for Distribution and Skip-A-Pay / Collected Funds	157,173,744.46
	Available Distribution Amount	157,108,653.86
	Principal Collections	155,938,368.50
	Interest Collections (net of servicing fee)	1,170,285.36
	Collections of Interest (net of servicing fee and principal recoveries)	1,170,285.36
	Servicing Fee	65,090.60
	Principal recoveries	-
	Skip-A-Pay Advances	0.00
	Skip-A-Pay Reimbursement Amount	0.00

	Disbursements	157,173,744.46
	Interest Paid to Certificates	271,007.57
	Principal Paid to Certificates	104,665,679.69
	Equity Certificate	52,171,966.60
	Servicing Fee	65,090.60

	Pool Balance
	Begin Principal Balance	156,217,432.37
	Principal Collections (including repurchases)	4,203,827.18
	Additional Principal Reduction Amount	279,063.87
	End Principal Balance	151,734,541.32
	Repurchase of Loans by Master Servicer pursuant to Section 10.01	(151,734,541.32)
	Ending Principal Balance as of February 22, 2005 Distribution Date	-

	Collateral Performance
	Cash Yield (% of beginning balance)	9.49%
	Charge off Rate (net of principal recoveries; % of beginning balance)	2.14%
	Net Yield	7.35%

	Delinquent Loans
	30-59 days principal balance of loan	7,963,191.04
	30-59 days number of loans	102
	60-89 days principal balance of loan	1,655,753.05
	60-89 days number of loans	26
	90+ days principal balance of loan	10,131,760.91
	90+ days number of loans	135

	Loan Detail
	Number of loans purchased or substituted pursuant to 2.02 during the period	-
	Principal balance of loans purchased or substituted pursuant to 2.02 during the period	-
	Number of loans purchased or substituted pursuant to 2.04 during the period	-
	Principal balance of loans purchased or substituted pursuant to 2.04 during the period	-
	Number of loans purchased or substituted pursuant to 3.01 during the period	-
	Principal balance of loans purchased or substituted pursuant to 3.01 during the period	-
	Substitution Adjustment Amounts	-
	Number of HEL outstanding (BOP)	2,296
	Number of HEL outstanding (EOP)	2,237
	Principal balance of REO as of the end of the collection period	2,872,990.29
	Number of loans that went into REO during the collection period	6
	Principal balance of loans that went into REO during the collection period	506,441.57

	Overcollateralization	(619,213.92)
	Begin OC Amount	51,551,752.68
	OC Release Amount	51,551,752.68
	Extra Principal Distribution Amount	-
	End OC Amount	-

	Target OC Amount	-
	Interim OC Amount	-
	Interim OC Deficiency	-

	Monthly Excess Cashflow
	Principal Distribution Amount	104,386,615.82
	Principal Collections	155,938,368.50
	OC Release Amount	51,551,752.68

	Other
	Stepdown	Yes
	Trigger Event	Yes
	Event of Default	No
	Total Certificate Balance as Percent of Total Original Certificate Balance	0.00%

	Interest Calculations
	1 month LIBOR	2.50000%
	Class A Formula Rate (1 mo Libor plus 29bps)	2.79000%
	Class A Pass-Through Rate	2.79000%
	Class M Formula Rate (1 mo Libor plus 55bps)	3.05000%
	Class M Pass-Through Rate	3.05000%
	Available Funds Cap	9.87220%

	Class A Certificateholder's Statement
	A. Information on Distributions
	1. Total Distribution per $1,000	146.411220
	2. Principal Distribution per $1,000	146.037728
	3. Interest Distribution per $1,000	0.373491

	B. Calculation of Class A Interest Due & Paid
	1. Class A Pass-Through Rate	2.79000%
	2. Days in Accrual Period	33

	3. Class A Interest Due	232,001.71
	4. Class A Interest Paid	232,001.71

	5. Class A Interest Carry Forward Amount Paid	0.00
	6. Class A Supplemental Interest Amount Paid	0.00

	7. Class A Unpaid Interest Carry Forward Amount, EOP	0.00
	8. Class A Unpaid Supplemental Interest Amount, EOP	0.00

	C. Calculation of Class A Principal Due & Paid
	1. Class A Principal Balance, BOP	90,714,255.71
	2. Class A Principal Due	90,714,255.71
	3. Class A Principal Paid	90,714,255.71
	4. Class A Principal Carry Forward Amount Paid	0.00
	5. Class A Unpaid Principal Carry Forward Amount	0.00
	6. Class A Principal Balance, EOP	-

	7. Class A Certificate Balance as a % of the Original Class A Certificate Balance, EOP	-
	8. Class A Certificate Balance as a % of the Pool Balance, EOP	-

	Class M Certificateholder's Statement
	A. Information on Distributions
	1. Total Distribution per $1,000	146.404666
	2. Principal Distribution per $1,000	145.996484
	3. Interest Distribution per $1,000	0.408182

	B. Calculation of Class M Interest Due & Paid
	1. Class M Pass-Through Rate	3.05000%
	2. Days in Accrual Period	33

	3. Class M Interest Due	39,005.86
	4. Class M Interest Paid	39,005.86

	5. Class M Interest Carry Forward Amount Paid	0.00
	6. Class M Supplemental Interest Amount Paid	0.00

	7. Class M Unpaid Interest Carry Forward Amount, EOP	0.00
	8. Class M Unpaid Supplemental Interest Amount, EOP	0.00

	C. Calculation of Class M Principal Due & Paid
	1. Class M Principal Balance, BOP	13,951,423.98
	2. Class M Principal Due	13,951,423.98
	3. Class M Principal Paid	13,951,423.98
	4. Class M Principal Carry Forward Amount Paid	0.00
	5. Class M Unpaid Principal Carry Forward Amount	0.00
	6. Class M Principal Balance, EOP	-

	7. Class M Certificate Balance as a % of the Original Class M Certificate Balance, EOP
	8. Class M Certificate Balance as a % of the Pool Balance, EOP	0.0000000

	HSBC FINANCE CORPORATION, successor by merger to Household
	Finance Corporation ("HSBC Finance")
	HOUSEHOLD HOME EQUITY LOAN TRUST 2001-1

The undersigned, a duly authorized representative of HSBC Finance Corporation, successor by merger to Household Finance Corporation ("HSBC Finance"), as Servicer
( the "Servicer" ), pursuant to a Pooling and Servicing Agreement dated as of
May 1, 2001 (the "Pooling and Servicing Agreement"), by and among HFC Revolving
Corporation, as Depositor, the Servicer, and JPMorgan Chase Bank (as successor to
Bank One, National Association) as Trustee, does hereby certify with respect to the information set forth below as follows:

1	Capitalized terms used in this Certificate shall have the respective
	meanings set forth in the Pooling and Servicing Agreement.

2	HSBC Finance is, as of the date hereof, the
	Servicer under the Pooling and Servicing Agreement.

3	The undersigned is a Servicing Officer.

4	This Certificate relates to the Distribution Date occurring on February 22, 2005

5	As of the date hereof, to the best knowledge of the undersigned, the
	Servicer has performed in all material respects all its obligations
	under the Pooling and Servicing Agreement through the Collection Period
	preceding such Distribution Date.

6	As of the date hereof, to the best knowledge of the undersigned, no
	Event of Default has been deemed to have occurred on or prior to
	such Distribution Date.

	IN WITNESS WHEREOF, the undersigned has duly executed and delivered this
	Certificate the 19th day of February, 2005.

	HSBC FINANCE CORPORATION
	as Servicer

	By: /s/ Dennis Mickey
	Title: Servicing Officer